LUGANO Phase 3 Clinical Trial DURAVYU in Wet AMD Expanded Results & Analyses | September 2026 Exhibit 99.1

Legal Disclaimers Various statements made in this presentation are forward-looking, within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements that address activities, events or developments that we intend, expect, plan or believe may occur in the future, are forward-looking statements, including but not limited to statements regarding: our expectations regarding our clinical development and regulatory plans, including the submission of a potential FDA New Drug Application for DURAVYU™ for the potential treatment of wet AMD in the first half of 2027; our confidence in DURAVYU as a potential treatment for wet AMD; our belief that DURAVYU is well positioned to be a potentially practice-changing product and potentially the first-to-market among all investigational sustained release treatments for the two largest retinal disease markets, wet AMD and DME; our belief that DURAVYU is the only TKI in development for DME; our belief that DURAVYU’s potential real-world application in multiple retinal disease indications and established trial designs position DURAVYU for clinical and commercial success; our belief that DURAVYU brings a potential new multi-mechanism of action and treatment paradigm for retinal diseases beyond existing anti-VEGF large molecule ligand blocking therapies; our expectations regarding the timing of the availability and release of wet AMD and DME clinical data, including the reporting of LUCIA data in the fourth quarter of 2026 and topline results for Phase 3 COMO and CAPRI clinical trials in diabetic macular edema in the fourth quarter of 2027; our analysis of the LUGANO dataset, with subgroup analyses and interpretations that increase our confidence in the LUCIA trial and the FDA approval pathway; the size of the total addressable market for wet AMD and DME; our belief that DURAVYU has the potential to maintain patients with active disease with no supplemental anti-VEGF therapy for six months or longer; our expectations that if approved, physicians would incorporate DURAVYU into existing treatment approaches for a broad range of wet AMD patients; and other statements regarding the Company’s future plans, objectives, strategies and beliefs, including the use of future dates. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause EyePoint’s actual results to be materially different than those expressed in or implied by EyePoint’s forward-looking statements. For EyePoint, these risks and uncertainties include the timing, progress and results of the Company’s clinical development activities; uncertainties and delays relating to communications with the U.S. Food and Drug Administration and the ability to obtain regulatory approval from FDA for the commercialization of DURAVYU; unanticipated costs and expenses; the Company’s cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; the risk that results of clinical trials may not be predictive of future results, and interim and preliminary data are subject to further analysis and may change as more data becomes available; unexpected safety or efficacy data observed during clinical trials; uncertainties related to the regulatory authorization or approval process, and available development and regulatory pathways for approval of the Company’s product candidates; changes in the regulatory environment; disruptions at the FDA; changes in U.S. and international trade policies; changes in expected or existing competition; the success of current and future license agreements; our dependence on contract research organizations, and other outside vendors and service providers; product liability; the impact of general business and economic conditions; protection of our intellectual property and avoiding intellectual property infringement; retention of key personnel; delays, interruptions or failures in the manufacture and supply of our product candidates, including due to unanticipated regulatory compliance issues or warning letters relating to the Company’s manufacturing facilities; the availability of and the need for additional financing; our ability to obtain additional funding to support our clinical development programs; uncertainties regarding the FDA warning letter pertaining to the Company’s Watertown, Massachusetts manufacturing facility; and other factors described in our filings with the Securities and Exchange Commission (SEC). More detailed information on these and additional factors that could affect our actual results are described in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as revised or supplemented by our Quarterly Reports on Form 10-Q and other documents filed with the SEC. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. EyePoint undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Introduction

A Leader in Sustained Release Drug Delivery for Retinal Disease 1: Anti-VEGF sales, 2024 public financial statements AMD, age-related macular degeneration; DME, diabetic macular edema; TAM, total addressable market Multiple potential catalysts over next 16 months: LUCIA Phase 3 data expected Q4 2026 wAMD NDA filing targeted for 1H 2027 DME topline data expected in Q4 2027 Veteran leadership with decades of broad retina experience across drug development, commercialization and manufacturing DURAVYU™ - Phase 3 programs in two largest retinal disease markets wet AMD + DME (~$15B1 TAM) Execution – Enrolled 4 Phase 3 trials in 7 months or less; commercial cGMP facility in place for US launch

The DURAVYU™ Advantage: A Differentiated Program in Retina

- **CLINICAL PROGRAMS IN LARGE MARKETS**

  Pivotal readouts in wet AMD in 2026 and DME in 2027

- **FAVORABLE SAFETY PROFILE**

  Comprehensive safety database - favorable profile with **redosing**

- **CLINICALLY RELEVANT TRIAL DESIGN**

  On-label SOC dosing as control

- **MULTI-MOA ADVANTAGE**

  Potential mechanistic edge as only TKI combining VEGF receptor blockade + IL-6/JAK1 anti-inflammatory[1] + PDGF antifibrotic[2] benefit

- **PROVEN DELIVERY TECHNOLOGY**

  DURASERT technology FDA approved in 4 products

DURAVYU™

vorolanib in bioerodible Durasert E™



Insert not drawn to scale and is enlarged for illustrative purposes.

Each insert:

94% drug / 6% matrix

1/5000th of vitreous volume

Drug release ≥ 6 months

No PEG/PLGA

Room temperature **storage**

1. Data from preclinical studies. Following a single DURAVYU 900 µg dose in Dutch-Belted rabbits, vorolanib reached concentrations exceeding IC50 in the choroid and retina within hours of administration. 1. Wykoff CC, et al. J Vitreoretin Dis. 2024;8(5):577–86. 2. Eyecelerator @AAO 2025 presentation. TKI, tyrosine kinase inhibitor; AMD, age-related macular degeneration; DME, diabetic macular edema; NI, non-inferiority; MOA, mechanism of action; VEGF, vascular endothelial growth factor; AMD, age-related macular degeneration; DME, diabetic macular edema; SOC, standard of care; IL-6, interleukin 6; JAK, janus kinase; PDGF, platelet-derived growth factor; IVT, intravitreal, PEG, polyethylene glycol; PLGA, polylactic-co-glycolic acid.

EyePoint

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5

Robust Evidence For DURAVYU with Established Regulatory Path

Follows non-inferiority pathway of five most recent FDA approvals in wet AMD

Wet AMD

COMPLETED 2022

DAVIO

DURAVYU single injection, dose-escalation
N=17

COMPLETED 2023

DAVIO 2

DURAVYU single injection vs aflibercept q8W
N=161

TODAY'S FOCUS

TOPLINE EXPECTED Q4'26

LUGANO & LUCIA

DURAVYU q24W vs. aflibercept q8W
N>400 each

Phase 1 — Phase 2 — Phase 3

DME

VERONA

DURAVYU single injection vs aflibercept single injection
N=27

COMPLETED 2025

COMO & CAPRI

DURAVYU q24W vs. aflibercept q8W
N≈240 each

FULLY ENROLLED JULY 2026
TOPLINE EXPECTED Q4'27

Note: Timeline not to scale.
AMD: age-related macular degeneration; DME: diabetic macular edema; q24W, every 12 weeks; q8W, every 8 weeks.

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EYEPOINT

6

Phase 3 Wet AMD Program LUGANO and LUCIA Pivotal Trials

LUGANO & LUCIA Follow Established Non-Inferiority Regulatory Path in Wet AMD Endpoints Primary Endpoint: Non-inferior (NI) mean change in BCVA from Day 1 to Week 52 and Week 56 (blended) vs aflibercept control (NI margin of -4.5 letters) Key Secondary Endpoints: Safety Reduction in treatment burden (superiority vs on-label aflibercept) Percent of eyes supplement-free Anatomic stability Program objective is to demonstrate DURAVYU, administered every six months, achieves similar visual outcomes to on-label aflibercept while reducing treatment burden Design Patients: 432 in LUGANO, 475 in LUCIA Two arms (1:1) DURAVYU 2.7mg On-label aflibercept 2mg control given q8W DURAVYU dosing every 6 months (q24W) One year efficacy and safety endpoints for NDA submission AMD, age-related macular degeneration; q24W, every 12 weeks; q8W, every 8 weeks; NDA, New Drug Application; BCVA, best-corrected visual acuity.

Pivotal Phase 3 Program Follows Established Non-Inferiority Regulatory Pathway



LUGANO & LUCIA
Primary endpoint
Blend W52 & W56
~400 patients per trial
DURAVYU dosing
DURAVYU dosing
DURAVYU dosing
D1
W4
W8
W12
W16
W20
W24
W28
W32
W36
W40
W44
W48
W52
W56
W60 to W76
W80
W84 to W92
W96 EOS
DURAVYU 2.7 mg q6M
Aflibercept 2 mg q8W
R 1:1
Supplemental aflibercept per prespecified criteria (all arms)*
DURAVYU dosing + aflibercept
Aflibercept + sham injection for masking
DURAVYU dosing
Sham injection for masking
Scheduled aflibercept
Scheduled visit
Continued sham or aflibercept q8W

*> 5 letter drop with 75 microns new fluid from AMD compared to best on study, or new, sight threatening hemorrhage due to wet AMD
DURAVYU dosing consists of 2 inserts delivered in a single injection.
D, day; W, week; EOS, end-of-study; q6M, every 6 months; q8W, every 8 weeks; R, randomization

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EYEPOINT

9

LUGANO Topline Results

LUGANO: DURAVYU Showed Clinically Meaningful Results to Support a Potential NDA Filing and Differentiated Profile

Visual Acuity	DURAVYU did not achieve statistical non-inferiority in full data set DURAVYU **non-inferior** (nominal p-value=0.0096) excluding an asymmetric cohort DURAVYU resulted in **visual gains**, on average
Treatment Burden	**Superior reduction in treatment burden** (nominal p-value <0.0001)
Supplement Free Rates	**>50% controlled by DURAVYU alone** with similar BCVA/CST vs. aflibercept **88%** of DURAVYU eyes received 4 injections or fewer[1]
Anatomy	Anatomic control **confirms potency and durability**
Safety	Continued **favorable safety profile** with *redosing*

Note: results through Week 56, unless specified.
1. After loading doses, 88% of DURAVYU eyes received 2 DURAVYU treatments and 2 or fewer supplemental injections up to Week 56.
NDA, New Drug Application; BCVA, best corrected visual acuity; CST, central subfield thickness.
Preliminary data – pending final analysis

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11

LUGANO Topline Results Baseline Characteristics

LUGANO Baseline Characteristics Preliminary data – pending final analysis DURAVYU 2.7mg (n=211) Aflibercept 2mg q8W (n=216) Age (years), mean (SD) 77.5 (7.52) 77.0 (7.61) ≥ 65, n (%) 202 (95.7) 205 (94.9) Female, n (%) 136 (64.5) 141 (65.3) Treatment Naïve, n (%) 159 (75.4) 164 (75.9) Previously Treated, n (%) 52 (24.6) 52 (24.1) Annualized number of anti-VEGF for previously treated, mean (SD) 7.35 (2.21) 7.39 (2.01) SD: standard deviation, n: number of patients

LUGANO Baseline Characteristics (Cont’d) DURAVYU 2.7mg (n=211) Aflibercept 2mg q8W (n=216) BCVA (ETDRS letters), mean (SD) 65.8 (8.95) 64.3 (10.35) > 20/40 Snellen equivalent1, n (%) 82 (38.9) 79 (36.6) ≤ 20/40 Snellen equivalent1, n (%) 129 (61.1) 137 (63.4) Central CST (um), mean (SD) 319.83 (71.429) 326.01 (71.906) Total CNV Area by FA (mm2), mean (SD) 5.69 (4.44) 4.60 (3.86) Medical History in Study Eye Dry AMD 24.6% 21.7% Glaucoma2 11.4% 5.9% Preliminary data – pending final analysis 1. Snellen equivalent of 20/40 is 69 ETDRS letters. 2. Medical history of glaucoma includes preferred terms of “glaucoma”, “borderline glaucoma”, and “open angle glaucoma”. AMD: Age-related Macular Degeneration, SD: standard deviation, n: number of patients.

LUGANO Topline Results Visual Acuity

LS Mean Change, in ETDRS letters *Blended week 52 and week 56 change vs. baseline by MMRM BCVA, best-corrected visual acuity; ETDRS, early treatment diabetic retinopathy study; CST, central subfield thickness. Preliminary data – pending final analysis Mean Change in BCVA from Baseline Week Mean Change in CST from Baseline LS Mean CST Change, in microns Week Primary Endpoint Not Achieved Despite Impressive Anatomic Control

LS Mean Change, in ETDRS letters *Blended week 52 and week 56 change vs. baseline by MMRM BCVA, best-corrected visual acuity; ETDRS, early treatment diabetic retinopathy study; CST, central subfield thickness. Preliminary data – pending final analysis Mean Change in BCVA from Baseline Week Asymmetric Cohort 9 patients (of 211) lost ≥ 15 letters from non-wet AMD etiologies in DURAVYU arm, driving the endpoint result Zero patients (of 216) in aflibercept control arm lost ≥15 letters from non-wet AMD etiologies DURAVYU arm demonstrated strong anatomic control through Week 56 Mean Change in CST from Baseline LS Mean CST Change, in microns Week Primary Endpoint Not Achieved Despite Impressive Anatomic Control

Patients with ≥15-Letter Vision Loss in LUGANO Aflibercept Arm Up to 10x Lower Than Prior Trials



Prior Rates of Vision Loss ≥15 Letters
LUGANO Vision Loss ≥15 Letters
~4-5% *
3.8%
7.7%
7.5%
Non-Wet AMD (n=9) 4.5%
0.5%
Aflibercept Historic
DAVIO 2 DURAVYU 3mg
DAVIO 2 Aflibercept
DURAVYU
Aflibercept

Cause of Visual Loss in the 9 Patients:

- **Geographic atrophy (n=6)**
- **Glaucoma (n=2)**
- **Retinal detachment (n=1)**
- **258 letters lost** despite good anatomic control
- 6 received supplemental injections with no VA improvement

No eyes in the control arm had vision loss ≥15 letters due to non-AMD causes

No imbalance in vision loss 10-14 letters

Note: Main cause of vision loss was determined by multiple retina specialists reviewing study and reading center data (including OCT, FA/CFP, and FAF imaging).
* See slide 22.
OCT, optical coherence tomography; FA, fluorescein angiography; CFP, color fundus photography; FAF, fundus autofluorescence.

Preliminary data – pending final analysis

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18

Profound Impact of the Asymmetric Cohort (9 Eyes) on VA Outcome Preliminary data – pending final analysis Mean Change in ETDRS letters Significant Impact of the 9 Eyes on Visual Acuity Week Anatomic Control in Both Groups Mean CST Change in microns Week Asymmetric cohort - 9 patients (4%) Excluding the cohort, DURAVYU arm gained +3.5 letters Anatomic control maintained Anti-VEGF therapy did not affect vision loss, further suggesting these eyes lost vision from non-wet AMD etiologies VA, visual acuity; ETDRS, early treatment diabetic retinopathy study; CST, central subfield thickness.

Supplementation Worked as Expected in Overall Population –Asymmetric Cohort Did Not Respond to Aflibercept Supplementation Preliminary data – pending final analysis Note: 3/9 patients in asymmetric cohort did not receive supplement. Visit Prior to Supplement Supplement Visit 1st Visit Post-Supplement 2nd Visit Post-Supplement Visual Acuity Before and After Supplementation +0.1 letters Aflibercept supplement maintained BCVA Vision returned with Supplementation DURAVYU Patients Receiving Supplements, Excluding Asymmetric Cohort (n=92)

Supplementation Worked as Expected in Overall Population –Asymmetric Cohort Did Not Respond to Aflibercept Supplementation Preliminary data – pending final analysis Note: 3/9 patients in asymmetric cohort did not receive supplement. Visit Prior to Supplement Supplement Visit 1st Visit Post-Supplement 2nd Visit Post-Supplement Visual Acuity Before and After Supplementation -6.4 letters +0.1 letters Aflibercept supplement did not maintain BCVA Aflibercept supplement maintained BCVA Vision returned with Supplementation DURAVYU Patients Receiving Supplements, Excluding Asymmetric Cohort (n=92) Patients in Asymmetric Cohort Receiving Supplements (n=6) Vision did not improve with supplementation since wet AMD was controlled and vision loss due to another reason

% of ≥15 Letter Vision Loss in Aflibercept Control Arm Significantly Lower than Any Prior Wet AMD Trial *Loss of letters from baseline a. Heier et al. Ophthalmology 2012 (VIEW 1/2), Bayer VIEW combined analysis; b. CADTH Beovu Clinical Review (NBK565336), HAWK/HARRIER wk48. c. ClinicalTrials.gov TENAYA Posted Results (NCT03823287). Accessed Aug. 15, 2026. d. ClinicalTrials.gov LUCERNE Posted Results (NCT03823300). Accessed Aug. 15, 2026. e. Center for Drug Evaluation and Research Statistical Review, BLA 761355Orig1s000. f. EyePoint internal data Aflibercept 2mg (Q8W) Arm Trial Phase N Timepoint Patients with ≥15 Letter Loss* (%) VIEW 1 3 301 Week 52 4.9%a VIEW 2 3 306 Week 52 4.4%a HAWK 3 360 Week 48 5.5%b HARRIER 3 369 Week 48 4.8%b TENAYA 3 300 Week 40-48, avg 5.9%c LUCERNE 3 291 Week 40-48, avg 2.7%d PULSAR 3 335 Week 48 3.3%e DAVIO 2 2 54 Week 56 7.7%f LUGANO 3 216 Week 52/56, avg 0.5%f Preliminary data – pending final analysis

Random reassignment of the 16 LUGANO patients with any ≥15-letter vision loss resulted in DURAVYU non-inferiority in every simulation: 16 Patients with any ≥15-letter vision loss 1 9 NI 10 NI 6 NI 7 NI 8 NI NI NI NI NI 3 2 4 NI 5 Modeled BCVA outcome range: -1.3 to -2.0 NI, non inferiority; BCVA, best-corrected visual acuity. DURAVYU Achieved NI Across 10 / 10 Modeled Randomization Scenarios New Analysis Modeling demonstrates impact of control arm overperformance and supports potential regression-to-the-mean for LUCIA Preliminary data – pending final analysis

Ad Hoc Analysis Excluding Asymmetric Cohort (9 of 211): Non-Inferiority in BCVA Change from Baseline Was Achieved Preliminary data – pending final analysis LS Mean Change in ETDRS letters Mean Change in BCVA from Baseline, With Asymmetric Cohort (n=9) Removed Week +5.9 +3.5 (nominal non-inferiority p=0.0096) Mean change in BCVA vs. Aflibercept * -2.4 *Blended week 52 and week 56 change vs. baseline by MMRM BCVA, best-corrected visual acuity; ETDRS, early treatment diabetic retinopathy study; MMRM, mixed model repeated measures. DURAVYU demonstrated non-inferiority mean change in BCVA vs. on-label aflibercept control excluding the asymmetric cohort

Median Analysis Demonstrates Non-Inferiority Median Regression Reduces Influence of Vision Outliers Median Change in BCVA vs. Aflibercept * -1.4 Preliminary data – pending final analysis Note: Median Regression is more robust than MMRM/ANCOVA to extremes. Analysis performed on all patients with available Week 52 or Week 56 BCVA. * Blended week 52 and week 56 Median change vs. baseline. BCVA, best-corrected visual acuity; MMRM, mixed model repeated measures; ANCOVA; analysis of covariance. New Analysis BCVA Change from Baseline (Letters) BCVA Change from Baseline Week

LUGANO Topline Results Reduction in Treatment Burden & Supplement-Free Rates

DURAVYU Achieved Superiority In Treatment Burden Reduction vs. On-Label Aflibercept Up to Week 56

Total Injections* After Loading Doses (Avg.)



5.3
nominal p<0.0001
3.1
Aflibercept 2mg (n=216)
DURAVYU 2.7mg (n=211)

42% **Treatment Burden Reduction** achieving superiority to on-label aflibercept (maximum 60%)

1.1 **Average Supplements** in DURAVYU patients[1]

2 **Fewer Injections** on average, in DURAVYU patients vs. on-label aflibercept

1. 1.1 average supplemental injection annualized

*Participants who discontinued treatment or study early without any Week 8 or later injections of study drug were not included.

For DURAVYU group: the number of injections includes the DURAVYU injections at Week 8 and Week 32, and all supplemental injections after Week 8 through Week 56. For aflibercept group: the number of injections includes all aflibercept and supplemental injections after Week 8 through Week 56. Scheduled aflibercept injections from Day 1 through Week 8 were excluded. Week 56 study treatment injection was excluded from this analysis.

Preliminary data – pending final analysis

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27

Supplement-Free Rates Demonstrate DURAVYU’s Potency and Durability Preliminary data – pending final analysis DURAVYU 2.7mg Up to Week 32 Up to Week 56 Supplement-Free Patients 76% 54% Patients with 0 or 1 Supplement 96% 79% Patients with 2 or fewer Supplements 99% 88% Note: Although data from the Phase 2 DAVIO 2 clinical trial should not be relied upon as a conclusive comparator to data from the LUGANO trial, for illustrative purposes only, in DAVIO 2, supplement-free rates for patients in DURAVYU arm were 65% and 64%, respectively, through Week 32 (both 2mg and 3mg arms). Over half of eyes were controlled by DURAVYU alone up to Week 56

DURAVYU was Non-Inferior to On-Label Aflibercept Control In Supplement-Free Subgroup (n=113, 54%)



Mean BCVA Change from Baseline, Supplement-Free Patients
LS Mean Change in ETDRS letters
10
5
0
-5
0 4 8 12 16 20 24 28 32 36 40 44 48 52 56
Week
+6.4
+4.7

Mean change in BCVA[1] vs. Aflibercept

-1.8

(nominal non-inferiority p=0.0035)



Mean CST Change from Baseline, Supplement-Free Patients
LS CST Change, in microns
0
-25
-50
-75
-100
-125
0 4 8 12 16 20 24 28 32 36 40 44 48 52 56
Week
-73 µm
-76 µm
DURAVYU 2.7mg (n=113)
aflibercept 2mg (n=192)

Mean change in CST vs. Aflibercept

+3 µm

*Blended week 52 and week 56 change vs. baseline by MMRM

1. This analysis includes 3 patients who experienced ≥15-letter vision loss not due to wet AMD. The mean change in BCVA would have been -1.1 excluding the 3.

BCVA, best-corrected visual acuity; ETDRS, early treatment diabetic retinopathy study; CST, central subfield thickness; MMRM, mixed model repeated measures.

Preliminary data – pending final analysis

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EYEPOINT

29

LUGANO Topline Results Safety Data

AE Profile Confirms DURAVYU’s Favorable Safety Profile With Repeat Dosing No cases of: Insert migration into the anterior chamber Anterior chamber opacities Free-floating particles Retinal vasculitis (occlusive or non-occlusive) Severe intraocular inflammation AEs of particular interest – all <1% in both arms: Retinal detachment Intraocular inflammation Endophthalmitis All cases of floaters were mild or moderate with no required treatment or impact on vision Low patient discontinuation rate of 6% through Week 56 in each arm No study or treatment discontinuations were related to DURAVYU Preliminary data – pending final analysis AE, adverse event

Preliminary data – pending final analysis Subjects with Ocular AEs in Study Eye ≥2% through Week 56 DURAVYU 2.7mg (n=211) Aflibercept 2mg (n=221) Conjunctival haemorrhage 11.4% 5.0% Vitreous floaters 9.0% 3.6% Neovascular age-related macular degeneration 7.1% 1.4% Retinal haemorrhage 4.7% 1.8% Vitreous detachment 4.7% 4.1% Cataract 4.3% 5.4% Dry eye 4.3% 6.3% Posterior capsule opacification 4.3% 2.3% Intraocular pressure increased 3.8% 3.2% Visual acuity reduced 3.8% 5.4% Retinal oedema 2.8% 0.9% Visual impairment 2.4% 0.0% Dry age-related macular degeneration 2.4% 3.2% Eye pain 2.4% 0.9% Subretinal fluid 2.4% 1.4% AE, adverse event AE Profile Confirms DURAVYU’s Favorable Safety Profile With Repeat Dosing

LUGANO – Evaluation of Geographic Atrophy (GA) Across Cohorts LUGANO Data Supports Assessment that DURAVYU Did Not Influence GA Onset or Progression

LUGANO Data Supports Assessment That DURAVYU Did Not Influence GA Onset or Progression Note: TKI mechanism of action, preclinical data, and Phase 2 Davio 2 also supportive of DURAVYU. Calculations determined by masked reading center. GA, geographic atrophy; TKI, tyrosine kinase inhibitor; AE, adverse event. New Analysis 1 2 3 4 5 Dry AMD (includes GA) AEs Higher in Aflibercept Arm GA Lesion in DURAVYU Arm Closer to Fovea at Baseline New GA Onset Rate Higher in Aflibercept Arm GA Growth Rate Similar in DURAVYU-treated vs. Fellow Eyes GA Growth Rate Similar in DURAVYU-treated vs. Reported Average LUGANO TRIAL GA Key Insights Preliminary data – pending final analysis

Phase 2 DAVIO 2: Fewer ≥15-Letter Vision Losses with DURAVYU; No GA Observed At Week 56 DURAVYU 2mg (47) DURAVYU 3 mg (52) Aflibercept 2mg q8W (52) 15 letter losers 4.3% 3.8% 7.7% 15 letter losers from GA 0 0 1 15 letter losers from glaucoma 0 0 0 AE of GA at study end 0 0 1 GA, geographic atrophy; AE, adverse event. DAVIO 2 ≥15-letter vision loss consistent with other clinical trials No observed GA supports assessment that DURAVYU does not cause GA Preliminary data – pending final analysis

LUGANO: AEs Due to Dry AMD and GA Were Similar – Slightly Higher with Aflibercept

Select Ocular AEs in Study Eye	DURAVYU 2.7mg (N=211)	Aflibercept 2mg (N=221)
Cataract	4.3%	5.4%
Intraocular pressure increased	3.8%	3.2%
Intraocular inflammation (IOI)	0.5%	0.5%
Dry age-related macular degeneration	2.4%	3.2%
Geographic Atrophy[1]	2.4%	2.7%
Dry age-related macular degeneration[1]	0	0.5%
Retinal Detachment	0.5%	0.5%
Vision loss in patient with retinal detachment[2]	*-40 letters*	*+1 letter*

Numerically higher rate of onset of GA in aflibercept control

1. Lower-level term (LLT) presented in AE table. LLT or geographic atrophy and dry age-related macular degeneration are part of the preferred term of dry age-related macular degeneration.
2. Patient in DURAVYU arm required surgery after retinal detachment and experienced cataract progression and development of epiretinal membrane that led to vision loss. Patient in aflibercept arm was pseudophakic.

AE, adverse event; AMD, age-related macular degeneration; GA, geographic atrophy.

Preliminary data – pending final analysis
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36

Geographic Atrophy Present by FAF Baseline (n=180 per arm) Week 56 (n=168 per arm) Proportion of Patients (%) with Presence of Macular Atrophy Note: GA progression determined by masked, independent reading center FAF, fundus autofluorescence. 5% 2 % LUGANO: Onset of New GA Was Greater in Aflibercept Arm Preliminary data – pending final analysis

New Data

LUGANO: GA Growth Rate Progression Consistent Between Treated and Fellow Eye and Slower than Historical Published Average

GA growth rate published average of ~2.0 mm^2/year [1]

	DURAVYU Treated Eyes (n=211)	Untreated Fellow Eye (n=211)
Number of eyes w GA at the start of the study	n=14	n=25
Growth rate in mm^2 per independent reading center [2]	1.7 mm^2	1.6 mm^2

1. Holz F, et al. JAMA Ophthalmology, 2018. Khanani A, et al., Lancet, 2023. Heier J, et al., Lancet, 2023. Fleckenstein M, et al., Ophthalmology, 2018.
2. Fleckenstein M., Ophthalmology & Visual Science, 2010.
GA, geographic atrophy.

Preliminary data – pending final analysis

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38

In DURAVYU eyes, GA started meaningfully closer to fovea at baseline compared to control, therefore at higher risk of losing vision Progression towards fovea was similar between groups Distance from fovea DURAVYU 2.7mg (N=14) Aflibercept 2mg (N=17) At baseline 825 microns 1009 microns Change from Baseline -236 microns -254 microns Note: These patients met criteria for enrollment, as exclusion criteria regarding GA involved presence of atrophy in the center subfield at baseline. GA, geographic atrophy. LUGANO: GA Location at Baseline Was Closer to Fovea in DURAVYU Arm Compared to Aflibercept Arm New Data Preliminary data – pending final analysis

LUGANO: DURAVYU Arm Had Meaningfully Lower Rate of Fibrosis Progression Versus On-Label Aflibercept Proportion of Patients with Subretinal Fibrosis Present DURAVYU 2.7mg Aflibercept 2mg Baseline 2.8% (6 of 211) 1.4% (3 of 216) Week 56 4.1% (8 of 193) 4.1% (8 of 197) Progression of Fibrosis from Baseline + 46% + 193% No increase in subretinal fibrosis in the DURAVYU arm compared to the aflibercept arm New Data Preliminary data – pending final analysis

Representative Case Studies

New Data Case 1: DURAVYU 2.7 mg Supplement-free Patient with a 13 Letter VA Gain Preliminary data – pending final analysis VA, visual acuity; AE, adverse event; SAE; severe adverse event.

Day 1 Week 56 VA = 77 letters VA = 90 letters New Data Case 1: DURAVYU 2.7 mg Supplement-free Patient with a 13 Letter VA Gain Hemmorhage at baseline Hemorrhage resolved completely Preliminary data – pending final analysis VA, visual acuity.

Day 1 (Screening) Week 56 VA = 77 letters VA = 90 letters New Data Case 1: DURAVYU 2.7 mg Supplement-free Patient with a 13 Letter VA Gain Leakage at baseline Leakage resolved Preliminary data – pending final analysis VA, visual acuity.

Baseline VA = 77 letters Week 4 VA = 81 letters Week 8 VA = 84 letters Week 12 VA = 85 letters Week 20 VA = 86 letters Week 32 VA = 88 letters New Data Case 1: DURAVYU 2.7 mg Supplement-free Patient with a 13 Letter VA Gain Well-Controlled Through Week 56 Preliminary data – pending final analysis VA, visual acuity.

Week 40 VA = 89 letters Week 44 VA = 89 letters Week 48 VA = 90 letters Week 52 VA = 90 letters Week 56 VA = 90 letters New Data Preliminary data – pending final analysis VA, visual acuity. Case 1: DURAVYU 2.7 mg Supplement-free Patient with a 13 Letter VA Gain Well-Controlled Through Week 56

New Data Preliminary data – pending final analysis GA, geographic atrophy; VA, visual acuity; AE, adverse event; SAE; severe adverse event.. Case 2: DURAVYU 2.7 mg Supplement-free Pt with GA (VA Loss 15 Letters)

Baseline Week 56 VA = 67 letters VA = 52 letters New Data GA in macula Increased GA in macula Preliminary data – pending final analysis GA, geographic atrophy; VA, visual acuity. Case 2: DURAVYU 2.7 mg Supplement-free Pt with GA (VA Loss 15 Letters)

Baseline FAF Week 56 Red Free VA = 67 letters VA = 52 letters GA Area = 1.55 mm2 GA Area = 1.85 mm2 Growth rate = 0.30 mm2 Note: Reading center measurements. GA, geographic atrophy; VA; visual acuity. Preliminary data – pending final analysis New Data Case 2: DURAVYU 2.7 mg Supplement-free Pt with GA (VA Loss 15 Letters)

Case 2: DURAVYU 2.7 mg Supplement-free Pt with GA (VA Loss 15 Letters) Baseline Week 4 Week 8 Week 12 Week 20 Week 32 VA = 67 letters VA = 70 letters VA = 66 letters VA = 69 letters VA = 61 letters VA = 71 letters New Data Preliminary data – pending final analysis GA, geographic atrophy; VA, visual acuity.

Week 40 Week 44 Week 48 Week 52 Week 56 VA = 60 letters VA = 55 letters VA = 59 letters VA = 50 letters VA = 52 letters New Data Preliminary data – pending final analysis GA, geographic atrophy; VA, visual acuity. Case 2: DURAVYU 2.7 mg Supplement-free Pt with GA (VA Loss 15 Letters)

Conclusions & Next Steps

LUGANO: Clinically Meaningful Results, Commercially Impactful Opportunity

PRIMARY ENDPOINT:

- ~ Non-inferior (NI)

DURAVYU was non-inferior (nominal p=0.0096) excluding the asymmetric cohort, who experienced vision loss (≥ 15 letters) **unrelated to wet AMD**

>50% of eyes **controlled by DURAVYU alone**

SECONDARY ENDPOINTS:

☑ Safety	**Favorable safety profile** with redosing
☑ Reduction in treatment burden (superiority vs on-label aflibercept)	**42% reduction -**superior to SOC (nominal p<0.0001)
☑ Percent of eyes supplement-free	**79%** received zero or 1 supplement
☑ Anatomic stability	Only **4 microns difference** confirms potency

☑ **LUGANO supportive for NDA submission, pending positive LUCIA results**

AMD, age-related macular degeneration; NDA, New Drug Application.

Preliminary data – pending final analysis

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Key Takeaways from LUGANO Trial 1 Clinically relevant Phase 3 results against SOC on-label comparator 2 Only sustained-delivery TKI with Phase 3 repeat-dose safety 3 Topline result driven by imbalance of ≥15-letter losses in control arm, despite DURAVYU activity 4 Regression-to-the-mean potential supports confidence in LUCIA Totality of data supports DURAVYU differentiated profile in wet AMD SOC, standard of care; AMD, age-related macular degeneration.

Strategy for NDA Filing in H1 2027, Provided Positive LUCIA Results 1 Pre-NDA meeting in Q4 2026 based on totality of data 2 Multiple precedents for NDA approval in ophthalmology following mixed results across two well-controlled Phase 3 trials 3 Strong secondary endpoints of safety, treatment burden reduction, and anatomic control 4 Clinically sound rationale for LUGANO ad hoc analyses NDA, New Drug Application.

Report topline data simultaneously for both pivotal DME trials, COMO and CAPRI Engage FDA to discuss Wet AMD data package Submit comprehensive Phase 3 data package (LUGANO & LUCIA) to FDA Includes learnings from LUGANO for the LUCIA analysis plan, ahead of topline results Report topline data from the Phase 3 LUCIA wet AMD trial Upcoming DURAVYU Milestones Through 2027 LUCIA 1 Wet AMD NDA 2 DME Program 3 AMD, age-related macular degeneration; FDA, U.S. Food & Drug Administration; DME, diabetic macular edema Q4 2026 H1 2027 Q4 2027 Q4 2026

LUGANO Phase 3 Clinical Trial DURAVYU in Wet AMD Expanded Results & Analyses | September 2026